SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 22, 2020.

MFS® Global Total Return Fund
MFS® Global Tactical Allocation Portfolio

Effective January 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Johnathan Munko	January 2021	Investment Officer of MFS

Effective immediately, the following is added to the paragraph following the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Effective September 30, 2022, Vipin Narula will no longer be a portfolio manager of the fund.

Effective January 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Johnathan Munko	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2010

Effective immediately, the following is added to the paragraph following the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Effective September 30, 2022, Vipin Narula will no longer be a portfolio manager of the fund.

1043654            1                               MULTI-SUP-I-102220